                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H

     SUPPLEMENT DATED DECEMBER 19, 2008 TO PROSPECTUSES DATED APRIL 28, 2008

This Supplement is intended to supplement prospectuses dated April 28, 2008 for VENTURE(R) OPPORTUNITY A SHARE VARIABLE ANNUITY AND VENTURE(R) OPPORTUNITY B SHARE VARIABLE ANNUITY Contracts issued by John Hancock LifE Insurance Company (U.S.A.) (the "Contracts"). We call each of these prospectuses an "annuity prospectus."

You should read this Supplement together with the annuity prospectus for the Contract you purchase or purchased and retain both documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

This Supplement describes changes to the subadvisors of underlying Portfolios that correspond to Variable Investment Options described in the annuity prospectus and proposals to merge certain underlying Portfolios.

AMENDMENTS OF SUBADVISORY AGREEMENTS AND PROPOSALS TO MERGE CERTAIN UNDERLYING PORTFOLIOS

At a meeting held on December 17-19, 2008, the Board of Trustees of the John Hancock Trust approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the underlying Portfolios of the John Hancock Trust listed below (which we refer to as the "Acquired Portfolios") will be merged into other underlying Portfolios of the John Hancock Trust (which we refer to as the "Acquiring Portfolios.") The Plan requires the approval of the shareholders of the Acquired Portfolios, and a shareholder meeting to approve the Plan has been scheduled for April 20, 2009. If the Plan is approved by the shareholders, it is expected that the mergers will occur immediately after the close of business on Friday, May 1, 2009.

ACQUIRED PORTFOLIOS     ACQUIRING PORTFOLIOS
-------------------   -----------------------
Core Equity Trust     Fundamental Value Trust
Mid Cap Value Trust   Mid Value Trust

As a result of the Board approval of the Plan, the following subadvisor changes will take place:

Effective as of the close of business on December 19, 2008:

- Core Equity Trust: Davis Selected Advisers, L.P. ("Davis"), will replace Legg Mason Capital Management, Inc.

Effective as of the close of business on January 9, 2009:

- Mid Cap Value Trust: T. Rowe Price Associates, Inc. will replace Lord Abbett & Co. LLC

Therefore, we revise the table disclosure related to these subadvisors on page ii of the Annuity Prospectus as follows:

DAVIS SELECTED ADVISERS, L.P.
   Core Equity Trust

T. ROWE PRICE ASSOCIATES, INC.*
   Mid Cap Value Trust

*    Effective January 9, 2009.

Furthermore, as a result of these subadvisor changes, the selected disclosure in the section entitled "The Portfolios" is amended to list the new subadvisors and to amend and restate the investment policies of the Acquired Portfolios as follows:

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e., subadvisor) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadvisor.

DAVIS SELECTED ADVISORS, L.P.

   Core Equity Trust             Seeks growth of capital. To do this, the
                                 Portfolio invests primarily in common stocks of
                                 U.S. companies with durable business models
                                 that can be purchased at attractive valuations
                                 relative to their intrinsic value.

T. ROWE PRICE ASSOCIATES, INC.

   Mid Cap Value Trust**         Seeks long-term capital appreciation. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in a diversified mix of common
                                 stocks of mid size U.S. companies that are
                                 believed to be undervalued by various measures
                                 and offer good prospects for capital
                                 appreciation.**

**   Effective January 9, 2009.

You bear the investment risk of any Portfolio you choose as a Variable Investment Option. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF THE PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE OFFICE AT 1-800-344-1029. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                                                                      333-146591
                                                                      333-146698